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                                                                    EXHIBIT 10.3



                               FIRST AMENDMENT TO
                   BROKER LOAN PLEDGE AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO BROKER LOAN PLEDGE AND SECURITY AGREEMENT (this "Amendment") dated as of January 14, 1999, is among ADVANCED CLEARING, INC., a Nebraska corporation (the "Debtor"), THE FIRST NATIONAL BANK OF CHICAGO ("First Chicago"), a national banking association, as Collateral Agent and as a Lender, and COMMERZBANK AKTIENGESELLSCHAFT, CHICAGO BRANCH ("Commerzbank"), as a Lender.

     WHEREAS, the parties entered into that certain Broker Loan Pledge and Security Agreement dated as of December 22, 1998 (the "Security Agreement");

     WHEREAS, Commerzbank has entered a Participation Agreement of even date herewith with First Chicago (the "Participation Agreement"), whereby Commerzbank has agreed to purchase a percentage interest in the loans made and letters of credit issued by First Chicago for the benefit of the Debtor which loans and letters of credit are secured by the Security Agreement;

     WHEREAS, in light of Commerzbank becoming a participant in First Chicago's loans to the Debtor and letters of credits on behalf of the Debtor, the parties agree that Commerzbank will no longer be a Lender under the Security Agreement upon the effectiveness of this Amendment; and

     WHEREAS, the parties agree to amend the Security Agreement to reflect the foregoing;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Security Agreement.

     2. Amendment. Upon the Effective Date (as hereinafter defined), Commerzbank shall no longer be a party to the Security Agreement and shall no longer have a Designated Account held by the Collateral Agent.

     3. Effective Date. This Amendment shall become effective as of the date first above written (the "Effective Date") upon the occurrence of each of the following:

          (a) All letters of credit issued by Commerzbank upon the application of the Debtor and secured pursuant to the Security Agreement have either expired or been cancelled;






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          (b) Each of Commerzbank and First Chicago has executed the
              Participation Agreement; and

          (c) Each of First Chicago, Commerzbank and the Debtor has executed counterparts to this Amendment.

     4. Surviving Obligations. All Obligations of the Debtor with respect to Commerzbank which survive termination of the Security Agreement, including, but not limited to, the Obligations set forth in Section 10.15 of the Security Agreement, shall survive the Effective Date hereof.

     5. Ratification. The Security Agreement, as amended hereby, shall remain in full force and effect is hereby ratified, approved and confirmed in all respects.

     6. Reference to Security Agreement. From and after the Effective Date, each reference in the Security Agreement to "this Security Agreement", "hereof", or "hereunder" or words of like import, and all references to the Security Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Security Agreement, as amended by this Amendment.

     7. Choice of Law. This Amendment shall be construed in accordance with the laws of the State of Illinois applicable to contracts with national banking associations made and performed wholly in Illinois.

     8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Debtor, First Chicago and Commerzbank have executed this Amendment as of the date first above written.


THE FIRST NATIONAL BANK OF CHICAGO        ADVANCED CLEARING, INC.


By:     /s/ DENISE DE DIEGO               By:     /s/ WILLIAM T. YATES
    ------------------------------            ----------------------------------

Title:  First Vice President              Title:  VP and Controller
       ---------------------------               -------------------------------



COMMERZBANK AKTIENGESELLSCHAFT,
CHICAGO BRANCH


By:     /s/ MARK MONSON
    -----------------------

Title:  Sr. Vice President
       --------------------